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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                December 4, 2006
                                ----------------
                                 Date of Report


                               Kodiak Energy, Inc.
                             -----------------------
                      (Formerly Island Critical Care, Inc.)

          Deleware                  333-82434                 650967706
       ---------------         ---------------------        -------------
       (State or other         (Commission File No.)        (IRS Employer
        Jurisdiction)                                          I.D. No.)

                          734 7th Avenue S.W. Suite 460
                            Calgary, Alberta, T2P 3P8
                           --------------------------
                    (Address of Principal Executive Offices)

                                 (403) 262-8044
                                ----------------
              (Registrant's Telephone Number, including area code)








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Item 5.02   Departure of Directors of Certain Officers
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On November 29, 2006 Mary Kennedy resigned as the Chief Financial Office of the company.

Mark Hlady, the companies Chief Executive Officer will be the Interim Chief Financial Officer.

(c) Exhibits.

         None




                               SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Kodiak Energy, Inc



DATED: December 4, 2006                      /s/ William Tighe
       ----------------                      -----------------------
                                             William Tighe
                                             President, and Director


























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